Centrus Energy Appoints Kevin Graney to Board of Directors November 10, 2026 Brings Nearly Three Decades of Experience in Nuclear Technology, Advanced Manufacturing and National Security Adds Another Seasoned Leader to Centrus' Board BETHESDA, Md., Nov. 10, 2026 /PRNewswire/ -- Centrus Energy (NYSE: LEU), a trusted supplier of nuclear fuel and services, today announced the appointment of Kevin Graney to its Board of Directors (the "Board"). "Mr. Graney has a proven track record of leading complex industrial operations and overseeing large-scale manufacturing programs, including nuclear shipbuilding," said Mikel Williams, Chairman of the Board. "His experience guiding production capacity expansions is enormously valuable as Centrus continues to build out its centrifuge manufacturing program following our historic first centrifuge announcement. We are honored to welcome Kevin to the Board and look forward to benefiting from his leadership and insights." "Throughout my career, I've seen firsthand the importance of maintaining the industrial capabilities that are critical to our nation's security," said Graney. "Centrus is playing an important role in strengthening America's domestic nuclear fuel supply chain at a pivotal time for the industry. I am excited to join the Board and work alongside the management team to expand U.S. uranium enrichment capacity and help meet our nation's growing energy and national security needs." About Kevin Graney Kevin Graney spent nearly 30 years at General Dynamics, serving in a variety of senior leadership roles. Most recently, he was President, Electric Boat from 2019 until his retirement in 2024. Under his leadership, he oversaw the expansion of the company's operations to support construction of the U.S. Navy's Columbia-class ballistic missile submarines and Virginia-class attack submarines. Prior to this, Mr. Graney served as President, National Steel and Shipbuilding Company (NASSCO) from 2017 to 2019, following more than a decade in engineering, program management and operational leadership roles. Mr. Graney began his career as a US Naval Officer, serving aboard submarines and as an instructor at the Nuclear Power Training Unit in Ballston Spa, New York. After leaving the Navy in 1992, he joined Bechtel Power Corporation, where he held engineering and roles supporting commercial nuclear power plants. He earned a Bachelor of Science degree in Marine Engineering with a concentration in Nuclear Engineering from the State University of New York Maritime College and was recognized as Distinguished Alumnus of the Year in 2023. In 2021, Mr. Graney received the Admiral Jerry Land Medal from the Society of Naval Architects and Marine Engineers (SNAME) for outstanding accomplishments in the marine field. About Centrus Energy Centrus Energy is a trusted American supplier of nuclear fuel and services for the nuclear power industry, helping meet the growing need for clean, affordable, carbon-free energy. Since 1998, the Company has provided its utility customers with more than 1,850 reactor years of fuel, which is equivalent to more than 7 billion tons of coal. With world-class technical and engineering capabilities, Centrus is pioneering production of High-Assay, Low-Enriched Uranium and is leading the effort to restore America's uranium enrichment capabilities at scale so that we can meet our clean energy, energy security, and national security needs. Find out more at www.centrusenergy.com or follow us on LinkedIn and X. Forward-Looking Statements This news release contains "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements mean statements related to future events, which may impact our expected future business and financial performance, and often contain words such as "expects", "anticipates", "intends", "plans", "believes", "will", "should", "could", "would" or "may" and other words of similar meaning. These forward-looking statements are based on information available to us as of the date of this news release and represent management's current views and assumptions with respect to future events and operational, economic and financial performance. For Centrus Energy Corp., particular factors that involve uncertainty and could cause our actual future results to differ materially from those expressed in our forward-looking statements and which are, and may be, exacerbated by any worsening of the global business and economic environment include but are not limited to the following: the war in Ukraine and other geopolitical conflicts; our government contracts, including related to changes to the U.S. government's appropriated funding levels for HALEU and the government's inability to satisfy its obligations, and our lease to our facility in Piketon, Ohio; whether or when government demand for HALEU or LEU for government or commercial uses will materialize and at what level; the impact and potential extended duration of a supply/demand imbalance in the market for LEU; significant competition from major LEU producers, including foreign competitors, who may be less cost sensitive than we are; limitations on our ability to compete in foreign markets; pricing trends and demand in the uranium and enrichment markets, especially in light of the potential of limited supply and our dependence on others for deliveries of LEU; and our ability to successfully implement our planned expansion projects in Piketon, Ohio and Oak Ridge, Tennessee. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this news release. These factors may not constitute all factors that could cause actual results to differ from those discussed in any forward-looking statement. Accordingly, forward-looking statements should not be relied upon as a predictor of actual results. Readers are urged to carefully review and consider the various disclosures made in this news release and in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2025, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended March 31, 2026, under Part II, Item 1A – "Risk Factors" in our Quarterly report on Form 10-Q for the quarter ended June 30, 2026, and our filings with the SEC that attempt to advise interested parties of the risks and factors that may affect our business. We do not undertake to update our forward-looking statements to reflect events or circumstances that may arise after the date of this news release, except as required by law. Contacts Media: Dan Leistikow, Vice President, Corporate Communications LeistikowD@CentrusEnergy.com  Investors: Neal Nagarajan, Senior Vice President and Head of Investor Relations NagarajanNK@centrusenergy.com  View original content to download multimedia:https://www.prnewswire.com/news-releases/centrus-energy-appoints-kevin-graney- to-board-of-directors-302935615.html SOURCE Centrus Energy Corp.